INVESCO VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     3/31/2011
FILE NUMBER :          811-2699
SERIES NO.:            28

72DD.     1      Total income dividends for which record date passed during the period. (000's Omitted)
                 Class A                                                                                       $ 2,876
          2      Dividends for a second class of open-end company shares (000's Omitted)
                 Class B                                                                                       $   526
                 Class C                                                                                       $   432
                 Class Y                                                                                       $     6

73A.             Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1      Dividends from net investment income
                 Class A                                                                                        0.3146
          2      Dividends for a second class of open-end company shares (form nnn.nnnn)
                 Class B                                                                                        0.2896
                 Class C                                                                                        0.2471
                 Class Y                                                                                        0.3396

74U.      1      Number of shares outstanding (000's Omitted)
                 Class A                                                                                         8,561
          2      Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                 Class B                                                                                         1,688
                 Class C                                                                                         1,606
                 Class Y                                                                                            19

74V.      1      Net asset value per share (to nearest cent)
                 Class A                                                                                       $ 10.21
          2      Net asset value per share of a second class of open-end company shares (to nearest cent)
                 Class B                                                                                       $ 10.15
                 Class C                                                                                       $ 10.20
                 Class Y                                                                                       $ 10.21

INVESCO VAN KAMPEN ASSET ALLOCATION GROWTH FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     3/31/2011
FILE NUMBER :          811-2699
SERIES NO.:            29

72DD.     1      Total income dividends for which record date passed during the period.(000's Omitted)
                 Class A                                                                                       $ 2,744
          2      Dividends for a second class of open-end company shares (000's Omitted)
                 Class B                                                                                       $   240
                 Class C                                                                                       $   127
                 Class Y                                                                                       $    31

73A.             Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1      Dividends from net investment income
                 Class A                                                                                        0.2296
          2      Dividends for a second class of open-end company shares (form nnn.nnnn)
                 Class B                                                                                        0.0781
                 Class C                                                                                        0.0781
                 Class Y                                                                                        0.2813

74U.      1      Number of shares outstanding (000's Omitted)
                 Class A                                                                                        12,106
          2      Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                 Class B                                                                                         2,924
                 Class C                                                                                         1,602
                 Class Y                                                                                            85

74V.      1      Net asset value per share (to nearest cent)
                 Class A                                                                                       $ 10.82
          2      Net asset value per share of a second class of open-end company shares (to nearest cent)
                 Class B                                                                                       $ 10.78
                 Class C                                                                                       $ 10.79
                 Class Y                                                                                       $ 10.83

INVESCO VAN KAMPEN ASSET ALLOCATION MODERATE FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     3/31/2011
FILE NUMBER :          811-2699
SERIES NO.:            30

72DD.     1      Total income dividends for which record date passed during the period.(000's Omitted)
                 Class A                                                                                       $ 5,120
          2      Dividends for a second class of open-end company shares (000's Omitted)
                 Class B                                                                                       $   736
                 Class C                                                                                       $   521
                 Class Y                                                                                       $    23

73A.             Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1      Dividends from net investment income
                 Class A                                                                                        0.2796
          2      Dividends for a second class of open-end company shares (form nnn.nnnn)
                 Class B                                                                                        0.2035
                 Class C                                                                                        0.2037
                 Class Y                                                                                        0.3057

74U.      1      Number of shares outstanding (000's Omitted)
                 Class A                                                                                        17,427
          2      Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                 Class B                                                                                         3,483
                 Class C                                                                                         2,456
                 Class Y                                                                                            83

74V.      1      Net asset value per share (to nearest cent)
                 Class A                                                                                       $ 10.56
          2      Net asset value per share of a second class of open-end company shares (to nearest cent)
                 Class B                                                                                       $ 10.49
                 Class C                                                                                       $ 10.50
                 Class Y                                                                                       $ 10.60